AMENDMENT NO. 3 TO CREDIT AGREEMENT


PREAMBLE: THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of May 3, 2001 (the "Amendment"), is made by and among LAWGIBB GROUP, INC., formerly known as Law Companies Group, Inc., a corporation organized under the laws of the State of Georgia, United States ("LCGI"), as Borrowers' Representative and as a Guarantor; LAW ENGINEERING AND ENVIRONMENTAL SERVICES, INC., a corporation organized under the laws of the State of Georgia, United States ("U.S. Borrower"), and GIBB LTD, a company organized under the laws of the United Kingdom ("International Borrower"; the International Borrower and the U.S. Borrower sometimes hereinafter called, collectively, herein the "Borrowers" or, individually, a "Borrower"), as Borrowers; LAW ENVIRONMENTAL CONSULTANTS, INC., a corporation organized under the laws of the State of Georgia, United States ("LECI"), LAW INTERNATIONAL, INC., a corporation organized under the laws of the State of Georgia, United States ("LII"), GIBB INTERNATIONAL HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("GIH"), and GIBB HOLDINGS LTD., a corporation organized under the laws of the United Kingdom ("GHL"; GHL, GIH, LII and LECI, together with other Subsidiaries becoming Guarantors hereafter pursuant to the operation and effect of Section 7.15 of the Credit Agreement (as defined below), are sometimes hereinafter called, collectively, the "Subsidiary Guarantors" and, individually, a "Subsidiary Guarantor"), as additional Guarantors; BANK OF AMERICA, N.A., a national banking association organized under the laws of the United States ("BOA") (the successor to Bank of America National Trust and Savings Association), acting individually and through its London Branch (in such latter capacity, BOA is sometimes called herein, "BOAL"), as Issuing Bank, Overdraft Bank, International Agent and a Lender; BOA (the successor to Bank of America, FSB), as U.S. Agent and a Lender; and any other financial institutions party hereto from time to time (herein sometimes called, collectively, together with BOA and BOAL, the "Lenders" or, individually, a "Lender"), as Lenders; for the purpose of setting forth certain modifications and amendments to that certain Credit Agreement, dated as January 15, 1998, among the above-named parties (as amended pursuant to an Amendment No. 1 to Credit Agreement dated as of October 16, 1998, and as further amended pursuant to an Amendment No. 2 to Credit Agreement dated as of March 10, 2000, hereinafter referred to herein as the "Credit Agreement"), to which said parties have agreed.

WHEREAS, LCGI, as Borrowers' Representative, has notified the U.S. Agent that it intends to consummate a transaction in which GIH would sell all of the issued and outstanding capital stock of certain of its subsidiaries and LII would sell all of the issued and outstanding capital stock of GIH (the "Jacobs Transaction"), pursuant to a Stock Purchase Agreement dated as of April 28, 2001, by and among LCGI, LII and GIH, on the one hand, and Jacobs Engineering Group Inc., Jacobs Engineering, Inc., Jacobs Engineering UK Limited and Jacobs Engineering France SAS, on the other hand; and

WHEREAS, pursuant to Sections 8.2 and 8.3 of the Credit Agreement, the consummation of the Jacobs Transaction requires the consent of the Lenders, and the Lenders desire to consent thereto and to further amend the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein, but not otherwise expressly defined herein, shall have the meanings given to such terms in the Credit Agreement.

2. CONSENT TO JACOBS TRANSACTION. Upon receipt by BOAL of all amounts owed by International Borrower under the Credit Agreement, Lenders hereby consent to the Jacobs Transaction, and hereby waive any defaults under the Credit Agreement that would otherwise result from the consummation of the Jacobs Transaction, including any defaults that would arise under Sections 8.1 and 8.2 thereof.

3.       AMENDMENTS TO CREDIT AGREEMENT.

(a) Definition of "Borrower". The definition of "Borrower" in Article I of the Credit Agreement is hereby amended to read in its entirety as follows:

" 'Borrower' shall mean U.S. Borrower";

and all references to "Borrowers" in the Credit Agreement are hereby deemed to be references to "Borrower."

(b) International Facility. Effective immediately upon the consummation of the Jacobs Transaction, Sections 2.1(b), 2.2(b) and 2.18 of the Credit Agreement are hereby deleted from the Credit Agreement in their entirety.

4.  RELEASE  FROM  OBLIGATIONS  AND  LIENS.   Effective   immediately  upon  the
consummation of the Jacobs Transaction, the Lenders hereby release the International Borrower, GHL and GIH, and all of their Subsidiaries, from all Obligations under the Credit Agreement and the other Loan Documents, and release all Liens granted by International Borrower, GHL and GIH, and all of their Subsidiaries, under any of the Loan Documents.

5. TERMINATION OF CERTAIN AGREEMENTS. The parties hereby acknowledge and agree that the following documents shall be cancelled and terminated, effective immediately upon the consummation of the Jacobs Transaction:

(a) Revolving Pound Loan Note dated January 15, 1998, granted by International Borrower in favor of BOAL in the original principal amount of Eleven Million Pounds Sterling (f11,000,000);

(b) Security Agreement dated as of January 15, 1998, made by GIH in favor of BOA (as successor to Bank of America, FSB) and granting to BOA a security interest in GIH's Collateral (as defined therein);

(c) Debenture dated January 15, 1998, made by International Borrower in favor of BOAL and granting to BOAL a fixed and floating charge on International Borrower's Assets (as defined therein);

(d) Pledge Agreement dated as of January 15, 1998, between GHL and BOAL, pursuant to which GHL pledged 2,217,800 shares of capital stock of International Borrower to BOAL;

(e) Pledge Agreement dated as of January 15, 1998, between GIH and BOAL, pursuant to which GIH pledged 2,217,800 shares of capital stock of GHL to BOAL;

(f) Pledge Agreement dated as of January 15, 1998, between LII and BOA (as successor to Bank of America, FSB), pursuant to which LII pledged 1,000 shares of capital stock of GIH to BOA;

(g) each of the intercompany notes dated February 7, 1997 in the principal amount of $57,700,000 and issued in favor of LCGI by GIH, GHL, International Borrower and Hill-Kaplan-Scott Law Gibb (Pty) Ltd.;

(h) each of the intercompany notes dated February 7, 1997 in the principal amount of $57,700,000 and issued in favor of Law Engineering and Environmental Services, Inc., a wholly-owned subsidary of LCGI, by International Borrower and Gibb Anglian Ltd.;

(i) each of the intercompany notes dated February 7, 1997 in the principal amount of $57,700,000 and issued in favor of LII by GIH, GHL, International Borrower and Hill-Kaplan-Scott Law Gibb (Pty) Ltd.;

(j) Collateral Assignment of Intercompany Notes dated as of January 15, 1998, granted by GIH in favor of BOA (as successor to Bank of America, FSB);

(k) Collateral Assignment of Intercompany Notes dated as of January 15, 1998, granted by GHL in favor of BOA (as successor to Bank of America, FSB); and

(l) Collateral Assignment of Intercompany Notes dated as of January 15, 1998, granted by International Borrower in favor of BOA (as successor to Bank of America, FSB).

In furtherance of the cancellation and termination of the foregoing documents and the release of the Obligations and Liens described in Section 4 above, the Lenders agree to deliver to LCGI executed UCC-3 termination statements prepared by LCGI terminating the UCC-1 financing statements naming GIH as the debtor and BOA (as successor to Bank of America, FSB) as the secured party, together with the original stock certificates, promissory notes and intercompany notes pledged as collateral and security as noted in this Section 5. The Lenders also agree to execute and deliver to LCGI, at LCGI's request and expense, such additional documents, instruments or agreements (all of which shall be prepared by LCGI) as LCGI may reasonably request to further evidence the cancellation and termination of the Obligations and Liens described in Section 4 and the documents described in this Section 5.

6. GENERAL ACKNOWLEDGEMENT. Notwithstanding anything to the contrary in this Amendment, the parties acknowledge and agree that the intent of this Amendment, among other things, is to amend the Credit Agreement such that GIH, GHL and International Borrower are no longer parties thereto and such that International Borrower may no longer borrow funds pursuant thereto. Notwithstanding anything to the contrary in the Credit Agreement, the parties agree to read and interpret the amended Credit Agreement, in all respects, to give effect to the foregoing.

7.       MISCELLANEOUS.

(a) Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement and the other Loan Documents, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Obligors. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

(b) Ratification. Obligors hereby restate, ratify and reaffirm each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents, effective as of the date hereof.

(c) Estoppel. Obligors hereby acknowledge and agree that, as of the date hereof, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(d) Governing Law. This Amendment shall be governed by Georgia law, and shall constitute a Loan Document.

(e) Costs and Expense. Obligors agree to pay all reasonable costs and expenses of Lenders, Issuers and Agents incurred in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the reasonable fees and out-of-pocket expenses of counsel.

(f) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

                     (Signatures appear on following pages.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered and have hereunto affixed their respective seals by, through and in the presence of their respective proper and duly authorized officers as of the day and year first above written.


U.S. Agent:                       BANK OF AMERICA, N.A.,            (SEAL)
                                  as successor to Bank of America, FSB

                                  By:_______________________________________
                                  Title: _____________________________________


U.S. Lender:                      BANK OF AMERICA, N.A.             (SEAL)
                                  as successor to Bank of America, FSB


                                  By:_______________________________________
                                  Title: _____________________________________


International Lender:             BANK OF AMERICA, N.A.,            (SEAL)
                                  successor to Bank of America National Trust and Savings Association

                                  By:_______________________________________
                                  Title: _____________________________________


International Agent:              BANK OF AMERICA, N.A.,            (SEAL)
                                  successor to Bank of America National Trust and Savings Association


                                  By:_______________________________________
                                  Title: _____________________________________


Issuing Bank (International):     BANK OF AMERICA, N.A.,             (SEAL)
                                  successor to Bank of America National Trust and Savings Association


                                  By:_______________________________________
                                  Title: _____________________________________


Overdraft Bank:                   BANK OF AMERICA, N.A.,             (SEAL)
                                  successor to Bank of America National Trust and Savings Association


                                  By:_______________________________________
                                  Title: _____________________________________


Issuing Bank (U.S.):              BANK OF AMERICA, N.A.,             (SEAL)
                                  as successor to Bank of America National Trust and Savings Association

                                  By:_______________________________________
                                  Title: _____________________________________


Borrowers' Representative and     LAWGIBB GROUP, INC.,               (SEAL)
Guarantor:                        f/k/a Law Companies Group, Inc.

                                  By:_______________________________________
                                  Title: _____________________________________


Borrowers:                        LAW ENGINEERING AND ENVIRONMENTAL
                                  SERVICES, INC.                      (SEAL)

                                  By:_______________________________________
                                  Title: _____________________________________

                                  Attest:____________________________________
                                  Title:_____________________________________

                                  GIBB LTD.                           (SEAL)

                                  By:______________________________________
                                  Title: ____________________________________
                                  Attest: ___________________________________
                                  Title: ____________________________________


Guarantors:                       LAW ENVIRONMENTAL CONSULTANTS, INC.  (SEAL)


                                  By:___________________________________________
                                  Title: _______________________________________


                                  LAW INTERNATIONAL, INC.              (SEAL)


                                  By:___________________________________________
                                  Title: _______________________________________


                                  GIBB INTERNATIONAL HOLDINGS, INC.    (SEAL)


                                  By:___________________________________________
                                  Title: _______________________________________


                                  GIBB HOLDINGS LTD.                   (SEAL)

                                  By:___________________________________________
                                  Title: _______________________________________